                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    /X/  Filed by the Registrant
    / /  Filed by a Party other than the Registrant

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                      HA-LO INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                                    N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                             HA-LO INDUSTRIES, INC.
                             5980 WEST TOUHY AVENUE
                             NILES, ILLINOIS 60714

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               FEBRUARY 18, 1997

    Notice is hereby given that a Special Meeting of Shareholders of HA-LO Industries, Inc., an Illinois corporation (the "Company"), will be held at the Company's principal executive office, 5980 West Touhy Avenue, Niles, Illinois 60714 on Tuesday, February 18, 1997, at 10:00 a.m., local time, for the following purposes:

    (1)To consider and vote upon a proposal to amend Article Four of the Company's Articles of Incorporation to increase the number of shares of Common stock authorized for issuance thereunder from 25,000,000 to 100,000,000;

    (2)To consider and vote upon a proposal to amend the Company's Articles of Incorporation by adding Article Nine thereto to reduce the affirmative vote of shareholders required to approve certain corporate actions; and

    (3)To transact such other business as may properly come before the meeting.

    Shareholders of record at the close of business on          , 199 are
entitled to notice of and to vote at the meeting and at any postponements or adjournments thereof. A complete list of the shareholders entitled to vote at the meeting will be subject to inspection by any shareholder at the Company's principal executive office, during usual business hours, for a period of ten days prior to the meeting.

                                          By Order of the Board of Directors,

                                          BARBARA G. BERMAN, SECRETARY

Niles, Illinois
         , 199

                            ------------------------

    THE BOARD OF DIRECTORS EXTENDS A CORDIAL INVITATION TO ALL SHAREHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN AS PROMPTLY AS POSSIBLE THE ENCLOSED PROXY IN THE ACCOMPANYING REPLY ENVELOPE. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

                             HA-LO INDUSTRIES, INC.
                             5980 WEST TOUHY AVENUE
                             NILES, ILLINOIS 60714

                            ------------------------

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 18, 1997

    The accompanying proxy is solicited by the Board of Directors of HA-LO Industries, Inc., an Illinois corporation (the "Company"), for use at the Special Meeting of Shareholders of the Company to be held on the date, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders and at any postponements or adjournments thereof. The Company's principal executive office is located at 5980 West Touhy Avenue, Niles, Illinois 60714 and its telephone number is (847) 647-2300.
Shareholders of record at the close of business on          , 199 are entitled
to notice of and to vote at the meeting. This Proxy Statement and the
accompanying proxy are first being mailed to shareholders on or about          ,
199 .

                                  THE MEETING

VOTING AT THE MEETING

    On December 20, 1996, there were issued and outstanding 16,646,739 shares of common stock, no par value (the "Common Stock"). Each share of Common Stock issued and outstanding on the record date entitles the holder thereof to one vote on all matters submitted to a vote of shareholders at the meeting.

    The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum. The affirmative vote of the holders of not less than two-thirds of the outstanding shares of the Company's common stock will be necessary to approve the amendments to the Company's Articles of Incorporation.

PROXIES AND PROXY SOLICITATION

    All shares of Common Stock represented by properly executed proxies will be voted at the meeting in accordance with the directions marked on the proxies, unless such proxies previously have been revoked. If no directions are indicated on such proxies, they will be voted for the proposed amendments. If any other matters are properly presented at the meeting for action, which is not presently anticipated, the named proxies will vote in accordance with their best judgment. Each proxy executed and returned by a shareholder may be revoked at any time before it is voted by timely submission of written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company) or, if a shareholder is present at the meeting, he or she may elect to revoke his or her proxy and vote his or her shares in person.

    In addition to solicitation by mail, certain directors, officers and other employees of the Company, not specially employed for this purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone or telecopy. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares of Common Stock that are held of record by such brokers and fiduciaries and will reimburse such persons for their reasonable out-of-pocket expenses.

                           PROPOSED AMENDMENT TO THE
           ARTICLE OF INCORPORATION -- INCREASE OF AUTHORIZED SHARES

    The Board of Directors has declared it to be advisable and has directed that there be submitted to the shareholders of the Company a proposal, the text of which is attached hereto as Exhibit A, to amend Article Four, Paragraph 1 of the Company's Article of Incorporation to effect an increase in the number of authorized shares of capital stock of the Company from 35,000,000 shares to 110,000,000 shares, consisting of an increase in the number of authorized shares of Common Stock from 25,000,000 shares to 100,000,000 shares. In addition to the authorized shares of Common Stock, the Company's Articles of Incorporation currently authorize the issuance of 10,000,000 shares of Preferred Stock, in such series as may be designated by the Board of Directors.

    As of the close of business on December 20, 1996, 16,646,739 shares of Common Stock were issued and outstanding, 3,889,881 shares of Common Stock were reserved for issuance upon the exercise of options granted and to be granted under the HA-LO Industries, Inc. Stock Plan (the "Plan"), and 1,216,560 shares of Common Stock were reserved for issuance upon the exercise of other options and warrants granted by the Company. As of December 20, 1996 no shares of Preferred Stock were outstanding.

    If approved, the increased number of authorized shares of Common Stock will be available for issuance from time to time for such purposes and consideration as the Board of Directors may approve, and no further vote of shareholders of the Company will be required for such issuance, except as provided under Illinois law or the rules of any national securities exchange on which the Common Stock may at such time be listed. The availability of additional shares of Common Stock for issue, without the delay and expense of obtaining the approval of shareholders at a special meeting, will afford the Company greater flexibility in acting upon proposed transactions. The Company currently has no plans or arrangements with respect to any specific transaction (not yet disseminated to the public); however, from time to time the Company has explored various acquisition opportunities, and the granting of additional options pursuant to stock plans; the Board of Directors believes that the availability of additional Common Stock will afford the Company increased flexibility should appropriate opportunities arise.

    The additional shares of Common Stock for which authorization is sought would be identical to the shares of Common Stock now authorized. Holders of Common Stock do not have preemptive rights to subscribe for additional securities which may be issued by the Company.

    The additional shares of Common Stock for which authorization is sought would be available for issuance by the Company by action of the Board of Directors and could be used for purposes that might be deemed to be in defense of a potential takeover threat. Such shares could be sold to purchasers who might side with the Board of Directors in opposing a takeover bid which the Board of Directors determines not to be in the best interests of the Company and its shareholders. The issuance of new shares could discourage persons seeking to gain control of the Company in other ways as well. In the event a person or entity sought to take over the Company by means of the acquisition of a substantial number of shares of the Company's Common Stock, which acquisition was undertaken with a view to effecting a merger, sale of all or any part of the Company's assets or a similar transaction, the issuance of new shares could be used to dilute the stock ownership of such person or entity.

    The amendment is not directed at any specific effort to obtain control of the Company of which the Company is aware. The Board of Directors has no present intention of soliciting a shareholder vote on any other proposal relating to a possible takeover of the Company; however, the Board of Directors intends to study developments in this area, and, if additional anti-takeover measures are deemed desirable, to adopt, or to propose to shareholders the adoption of, such additional measures.

    The affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock is required to approve the proposed increase in the number of authorized shares of Common Stock. The Board of Directors believes that the proposed increase in the number of authorized shares is in the best interests of the Company and its shareholders and recommends that shareholders vote FOR the proposed amendment.

                             PROPOSED AMENDMENT TO
              ARTICLES OF INCORPORATION -- CHANGE OF REQUIRED VOTE

    The Board of Directors has declared it to be advisable and has directed that there be submitted to the shareholders of the Company a proposal, the text of which is attached hereto as Exhibit B, to amend the Company's Articles of Incorporation to add Article Nine thereto to effect a reduction in the requisite affirmative vote of shares entitled to vote upon certain actions of the Company (as described below) from at least two-thirds of the votes of shares entitled to vote thereon to a majority of the votes of the shares entitled to vote thereon.

    Generally, a simple majority of the votes of the shares entitled to vote upon issues is required under the Business Corporation Act of 1983, as amended, of the State of Illinois (the "Act"). Under the Act, however, unless the Articles of Incorporation of a corporation provides otherwise, certain organic acts ("Organic Acts") of the corporation would require the affirmative vote of at least two-thirds of the votes of shares entitled to vote thereon. Currently, under the Act, the Organic Acts are as follows: (a) certain mergers and consolidations; (b) a sale, lease, exchange or other disposition of all or substantially all of the property and assets of a corporation; (c) voluntary dissolution of a corporation; and (d) certain amendments to the Articles of Incorporation which require shareholder approval.

    Following the approval of the proposed amendment, the Organic Acts may be approved with the approval of at least a majority (rather than two-thirds) of the combined voting power of the shareholders. As of December 20, 1996, directors and executive officers of the Company, as a group, held an aggregate beneficial ownership of approximately 34.4% of the outstanding shares of Common Stock (including, as if outstanding, shares that directors and executive officers could obtain by exercise of options exercisable within 60 days of December 20, 1996). Therefore, upon approval of the proposed amendment, if management voted together against any proposal, management would be unable, voting alone, to obstruct the adoption of such a proposal if the proposal was desired by the holders of the majority of the shares.

    The Board of Directors believes that the two-thirds voting requirement is no longer meaningful but has become unnecessary and potentially cumbersome. The Board of Directors believes that the adoption of the amendment reducing the requisite number of votes for approval of the Organic Acts would provide greater flexibility in connection with the management of the Company and transactions and activities of the types set forth above and that this flexibility would be beneficial to the Company and its shareholders. The Board of Directors believes that the two-thirds voting provisions are no longer meaningful or necessary due to the current ownership structure of the Company and may actually hinder the Company's ability to raise capital or enter into business combinations the

Board of Directors believes are in the best interests of the Company. Furthermore, the Board of Directors believes that the Organic Acts should not be blocked by holders of one-third of the Common Stock outstanding.

    Adoption of the amendment would have the effect of rendering less difficult the accomplishment of business combinations, certain changes to the Articles of Incorporation, future increases to the authorized shares of capital stock of the Company, and changes in control of the Company. The adoption of the amendment would make it easier for current management to effect changes to the Articles of Incorporation which they favor, but would make it more difficult for the current management to preclude such changes they opposed or to retain control if a hostile takeover was attempted.

    The affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock is required to approve the proposed decrease in the number of affirmative votes of shares required for the Organic Acts herein. The Board of Directors believes that the proposed amendment is in the best interests of the Company and its shareholders and recommends that the shareholders vote FOR the proposed amendment.

                      1997 ANNUAL MEETING OF SHAREHOLDERS

    The 1997 Annual Meeting of Shareholders is presently scheduled to be held on June 2, 1997. Any proposals of shareholders intended to be personally presented at such meeting must be received by the Secretary of the Company for inclusion
in the Company's Proxy Statement and form of proxy no later than          ,
1997.

                                   EXHIBIT A
                         PROPOSED AMENDMENT TO ARTICLES
                              OF INCORPORATION OF
                             HA-LO INDUSTRIES, INC.

    Paragraph 1 of Article Four of the Corporation's Articles of Incorporation is amended to read in its entirety as follows:

                                  ARTICLE FOUR

    PARAGRAPH 1: The number of shares which the Corporation shall be authorized to issue, itemized by class, series and par value, if any, is:

                          PER SHARE PAR
CLASS         SERIES          VALUE         SHARES AUTHORIZED
-----------  ---------  ------------------  -----------------
Common         None        No par value          100,000,000
Preferred      None        No par value           10,000,000

                                   EXHIBIT B
                         PROPOSED AMENDMENT TO ARTICLES
                              OF INCORPORATION OF
                             HA-LO INDUSTRIES, INC.

    The Articles of Incorporation of the Corporation are amended by the addition of Article Nine which shall read as follows:

                         ARTICLE NINE OTHER PROVISIONS.

    Pursuant to the authorization of the Business Corporation Act of 1983 of the State of Illinois (as amended from time to time), the requirement of approval of certain acts by the affirmative vote of at least two-thirds of the votes of shares entitled to vote is hereby reduced to the affirmative vote of a majority of the votes of the shares entitled to vote on the issue and a majority of the shares of each class or series of shares entitled to vote as a class or series.

PROXY                       HA-LO INDUSTRIES, INC.                        PROXY
          SPECIAL MEETING OF THE SHAREHOLDERS - FEBRUARY 18, 1997

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

   The undersigned shareholder of HA-LO INDUSTRIES, INC., an Illinois corporation (HA-LO), hereby appoints Lou Weisbach and Richard A. Magid, and each of them, proxies and attorneys-in-fact of the undersigned, each with full power of substitution, to attend and act for the undersigned at the Special Meeting of Shareholders to be held on Tuesday, February 18, 1997 at 10 a.m., local time at the Company's offices located at 5980 West Touhy Avenue, Niles, Illinois 60714 and at any adjournments or postponements thereof, and in connection therewith to vote and represent all of the shares of Common Stock of HA-LO which the undersigned would be entitled to vote.

   Said proxies and attorneys, and each of them, shall have the powers which the undersigned would have if acting in person. Said proxies, without hereby limiting their general authority, are authorized to vote in accordance with their best judgment with respect to all matters incident to the conduct of the Special Meeting and all matters presented at the meeting but which are not known to the Board of Directors at the time of solicitation of this proxy. The undersigned hereby revokes any other proxy to vote at such meeting and hereby ratifies and confirms all that said proxies and attorneys, and each of them, may lawfully do by virtue hereof.

   Each of the above named proxies at said meeting, either in person or by substitute, shall have and exercise all the powers of said proxies hereunder. This proxy will be voted in accordance with the choices specified by the undersigned on this proxy. In their discretion, each of the above-named proxies is authorized to vote upon such other business incident to the conduct of the Special Meeting as may properly come before the meeting or any postponements or adjournments thereof. IF NO INSTRUCTIONS ARE INDICATED HEREIN, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE PROPOSALS AND ANY OTHER MATTERS TO BE VOTED UPON AT THE SPECIAL MEETING OR AT ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.


             PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS CARD
                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

   PLEASE MARK VOTES IN OVALS IN THE FOLLOWING MANNER USING DARK INK ONLY /X/


[                                                                              ]


                                                          For  Against  Abstain
1. Proposal to amend Article Four of the Company's        / /    / /      / /
   Articles of Incorporation to increase the number
   of shares of Common stock authorized for issuance
   thereunder from 25,000,000 to 100,000,000.
                                                          For  Against  Abstain
2. Proposal to amend the Company's Articles of            / /    / /      / /
   Incorporation by adding Article Nine thereto to reduce the affirmative vote of shareholders required to approve certain corporate actions.

The undersigned acknowledges receipt of the copy of the Notice of Special Meeting and Proxy Statement relating to the Special Meeting.

Dated _____________________________________________________________, 1997

___________________________________________________________________
                           Signature

___________________________________________________________________
                           Signature

(This Proxy should be dated, signed by the shareholder(s) exactly as his or her name(s) appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both shareholders should sign.)

                       THIS AREA IS AVAILABLE FOR
                            ADDITIONAL COPY


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